UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2009

FORD MOTOR COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	1-3950	38-0549190
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 313-322-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2009, the Company filed its Current Report on Form 8-K to announce the elections of Messrs. Richard A. Gephardt and Anthony F. Earley, Jr. to its Board of Directors. Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this amendment on Form 8-K/A is being filed to report that on May 14, 2009, the Company’s Board of Directors made the following appointments:

•	Mr. Anthony F. Earley, Jr. as a member of the Compensation Committee, the Nominating and Governance Committee, and the Sustainability Committee; and

•	Mr. Richard A. Gephardt as a member of the Nominating and Governance Committee and the Sustainability Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR COMPANY
(Registrant)

Date: May 20, 2009	By: /s/ Peter J. Sherry, Jr.
Peter J. Sherry, Jr.
Secretary